                               POWER OF ATTORNEY

The  undersigned  officers  and  trustees of Gold Bank Funds (the  "Registrant")
hereby appoints Malcolm M. Aslin, David B. Anderson,  P. Bradley Adams, Larry D.
Armel,  and Martin A. Cramer  (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities,  to execute,  deliver and file in the names of the  undersigned,  any and all instruments  that said attorneys and agents may deem necessary or advisable to enable the  Registrants to comply with or register any security issued by the  Registrants  under the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any  registration  statement,  including  any and all  pre-  and  post-effective amendments thereto,  any other document to be filed with the U.S. Securities and
Exchange  Commission and any and all documents required to be filed with respect thereto with any other regulatory  authority.  Each of the undersigned grants to each of said  attorneys,  full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes,  as he could do if personally present,  thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of  Attorney  may be executed  in one or more  counterparts,  each of which shall be deemed to be an original,  and all of which shall be deemed to be a single document.

The  undersigned  officers and trustees hereby execute this Power of Attorney on the 5th day of December, 2001.

/s/Malcolm M. Aslin                          /s/George Adair
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Malcolm M. Aslin, President and Trustee      George Adair, Trustee

/s/David B. Anderson                         /s/Norman L. Cochran
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David B. Anderson, Vice President and        Norman L. Cochran, Trustee
Trustee

/s/P. Bradley Adams                          /s/Sue Heckart
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P. Bradley Adams, Treasurer and              Sue Heckart, Trustee
Chief Financial Officer

/s/Larry D. Armel                            /s/Thomas A. Knox
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Larry D. Armel, Chairman of the Board        Thomas A. Knox, Trustee
and Trustee